EXHIBIT 10.16



                               AGREEMENT TO EXTEND
                          EXECUTIVE EMPLOYMENT AGREEMENT


             THE UNDERSIGNED HEREBY AGREE to extend the Executive Employment Agreement, dated November 1, 1998, between them (as later amended and extended, the "Agreement"), until the later of October 31, 2000 or one year after the ocurrence of a Change in Control of the Company (as defined in the Agreement), in the event of a Change in Control of the Company shall have occurred on or prior to October 31, 2000.

             IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 31st day of October, 1997.




                                      TBC CORPORATION


                                      By /s/ Louis S. DiPasqua

                                         Louis S. DiPasqua,
                                         President and Chief Executive Officer



                                         /s/ Ronald E. McCollough

                                         RONALD E. McCOLLOUGH








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